SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): October 21, 2003


                                  ASHLAND INC.
             (Exact name of registrant as specified in its charter)


                                    Kentucky
                 (State or other jurisdiction of incorporation)

               1-2918                                      61-0122250
     (Commission File Number)                         (I.R.S. Employer
                                                      Identification No.)


   50 E. RiverCenter Boulevard, Covington, Kentucky         41012-0391
       (Address of principal executive offices)             (Zip Code)


  P.O.Box 391, Covington, Kentucky                          41012-0391
        (Mailing Address)                                   (Zip Code)



        Registrant's telephone number, including area code (859) 815-3333




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Item 7.  Financial Statements and Exhibits
------   ---------------------------------

(c)      Exhibits

         99.1     Press Release dated October 21, 2003

Item 9.  Regulation FD Disclosure
-------  ------------------------
(Information Furnished Under Item 12 - Results of Operations and Financial Condition)

     On October 21, 2003, Ashland Inc. reported its fourth quarter and fiscal 2003 results, which are discussed in more detail in the press release attached hereto as Exhibit 99.1. The information, furnished under "Item 9. Regulation FD Disclosure," is intended to be furnished under "Item
12. Results of Operations and Financial Condition," in accordance with Securities and Exchange Commission Release No. 33-8216.

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                                 SIGNATURES
                                 ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             ASHLAND INC.
                                   ----------------------------------------
                                           (Registrant)


 Date:  October 21, 2003                /s/ David L. Hausrath
                                   ----------------------------------------
                                   Name:     David L. Hausrath
                                   Title:    Vice President and
                                             General Counsel



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                               EXHIBIT INDEX

99.1     Press Release dated October 21, 2003


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